SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ________________



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 1997.

                  Deutsche Financial Capital Securitization LLC
               (Exact name of registrant as specified in charter)


  North Carolina                 333-24351                      56-2018645
(State or other jurisdiction    (Commission                   (IRS Employer
   of incorporation)            File Number)                Identification No.)

         7800 McCloud Road, Greensboro, North Carolina    27409-9634
            (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code (910) 664-2400

_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On  June  27,  1997,  the  Registrant  caused  the  issuance  and  sale  of
$161,394,769 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 1997-I (the "Certificates") pursuant to the Series 1997-I Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (June 1997 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                             Initial Certificate
Designation                     Pass-Through Rate             Principal Balance

Class A-1.......................    6.400%                       $34,713,000
Class A-2.......................    6.550%                       $25,021,000
Class A-3.......................    6.750%                       $19,982,000
Class A-4.......................    6.900%                       $ 7,105,000
Class A-5.......................    7.100%                       $20,813,000
Class A-6.......................    7.375%                       $19,867,000
Class M.........................      (1)                        $12,508,000
Class B-1.......................      (2)                        $14,929,000
Class B-2.......................      (3)                        $ 6,456,769
Class X.........................      (4)                                 (4)
Class R.........................      (5)                                 (5)

(1) The Pass-Through Rate on the Class M Certificates for any Distribution Date shall be equal to the lesser of (i) 7.275% per annum or (ii) the Weighted Average Net Asset Rate.

(2)      The   Pass-Through   Rate  on  the  Class  B-1   Certificates  for  any
         Distribution Date shall be equal to the lesser of (i) 7.525% per annum or (ii) the Weighted Average Net Asset Rate.

(3)      The   Pass-Through   Rate  on  the  Class  B-2   Certificates  for  any
         Distribution Date shall be equal to the lesser of (i) 8.900% per annum or (ii) the Weighted Average Net Asset Rate.

(4) The Class X Certificates have no Certificate Principal Balance and no Pass-Through Rate.

(5) The Class R Certificates have no Certificate Principal Balance and no Pass-Through Rate.


         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in DFC Securitization Trust 1997-I (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in a privately-negotiated transaction with Deutsche Financial Capital Limited Liability Company (the "Seller") pursuant to a Sales Agreement, dated as of June 1, 1997, between the Registrant and the Seller. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates are senior to the Class M, Class B-1 and Class B-2 Certificates.

         The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc. (the "Underwriters") pursuant to a Terms Agreement, dated as of June 20, 1997, among the Underwriters, the Registrant and the Seller, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, June 1997. A 50% interest in each of the Class B-2, Class X and Class R Certificates has been transferred to each of DFC Residual Corp., a Nevada corporation and to Oakwood Financial Corporation, a Nevada corporation, respectively.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Exhibits

         1.1      Underwriting   Agreement  Standard   Provisions  (June  1997),
                  together with Form of Underwriting Agreement.

         1.2 Terms Agreement, dated June 20, 1997, among the Registrant, Deutsche Financial Capital Limited Liability Company, Credit Suisse First Boston Corporation and Deutsche Morgan Grenfell Inc., as Underwriters, relating to the Offered Certificates.

         4.1 Standard Terms to Pooling and Servicing Agreement (June 1997 Edition).

         4.2 Copy of the Series 1997-I Pooling and Servicing Agreement, dated as of June 1, 1997, by and among the Registrant, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee. (related exhibits available upon request of the Trustee)

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



June 27, 1997                      DEUTSCHE FINANCIAL CAPITAL SECURITIZATION LLC

                                   By:    DEUTSCHE FINANCIAL
                                          CAPITAL I CORP.

                                   By:    /s/ Doug R. Muir
                                          ---------------------

                                   Name:  Doug R. Muir

                                   Title: Treasurer, Assistant Secretary
                                          Vice President

                                INDEX TO EXHIBITS





                                                                          Page


1.1      Underwriting Agreement Standard Provisions
         (June 1997), together with Form of
         Underwriting Agreement................................................

1.2      Terms Agreement, dated June 20, 1997,
         among the Registrant, Deutsche Financial
         Capital Limited Liability Company, Credit
         Suisse First Boston Corporation, and
         Deutsche Morgan Grenfell Inc., as Underwriters,
         relating to the Offered Certificates..................................

4.1      Standard Terms to Pooling and Servicing
         Agreement (June 1997 Edition).........................................

4.2      Copy of the Series 1997-I Pooling and
         Servicing Agreement, dated as of
         June 1, 1997, by and among the Registrant,
         Oakwood Acceptance Corporation, as Servicer,
         and PNC Bank, National Association (related
         exhibits available upon request of the Trustee).......................